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                                                                  Exhibit 10.38


                                SUPPLEMENT NO. 01
                                -----------------

         This Supplement is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Equipment Agreement dated as of December 24, 1996 between the undersigned Obligee and Obligor (herein, as amended and supplemented from time to time, called the "Equipment Agreement"). Obligor hereby (a) acknowledges and certifies that (i) each Item of Equipment described below or on any Schedule attached hereto has been selected by, delivered to, and inspected by, Obligor, and is located at the location set forth below, (ii) Obligor has reviewed and approved the purchase order, supply contract or purchase agreement covering each such Item, and (iii) that as between Obligee and Obligor, each such Item is of a size, design, capacity and manufacture acceptable to and suitable for Obligor's purposes, has been installed to Obligor's satisfaction, and is in good working order, repair and condition; and (b) unconditionally and irrevocably accepts each such Item for financing under the Equipment Agreement on the date hereof and grants to Obligee a security interest in such Item. Obligee and Obligor hereby agree that each Item of Equipment described below or on any Schedule attached hereto is hereby financed under and subject to all of the terms, conditions and provisions of the Equipment Agreement; that the Term of each such Item commences on the date hereof and that such date is the Acceptance Date thereof; and that the Equipment Cost, Basic Term Commencement Date, Basic Term, Basic Payments and Related Exhibit A for all Items of Equipment covered by this Supplement is as set forth below. Obligor hereby agrees to make the Basic Payments for all Items of Equipment covered by this Supplement in the amounts and at the times specified below, reaffirms its acknowledgments and agreements in Section 8 of the Equipment Agreement and certifies that its representations and warranties set forth in Section 22 of the Equipment Agreement and in any related certificate delivered to Obligee are true and correct in all material respects on the date hereof. All capitalized terms used herein which are not defined herein shall have the meaning given to such terms in the Lease.

1. DESCRIPTION OF ITEM(S) OF EQUIPMENT (include make, model, serial number and quantity): One (1) Used PY*ROX 8212
Incineration System Unit No. 842369 more fully described on
Schedule A attached hereto and made a part hereof.


2.       LOCATION: Lock Haven, Pennsylvania

3.       EQUIPMENT COST:  $12,850,000.00

4.       BASIC TERM COMMENCEMENT DATE: December 24, 1996.


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5.       BASIC TERM: Twelve (12) months, commencing on Basic Term
Commencement Date and ending on the date immediately prior to the annual anniversary thereof.

6.       BASIC PAYMENTS PAYABLE DURING BASIC TERM:   $803,401.15
(plus applicable sales/use tax) payable on the 24th day of March, June, September and December in arrears during the Basic Term, commencing on March 24, 1997.

7.       Related Exhibit A:  Exhibit A-1 to the Equipment Agreement.

Dated: December 24, 1996.

COUNTERPART NO.______  OF 5
SERIALLY NUMBERED MANUALLY EXECUTED                BTM CAPITAL CORPORATION
COUNTERPARTS.  TO THE EXTENT IF ANY               (Obligee)
THAT THIS DOCUMENT CONSTITUTES
CHATTEL PAPER UNDER THE UNIFORM                    By: /s/ Gary L. Christensen
COMMERCIAL CODE, NO SECURITY INTEREST                 -------------------------
IN THIS DOCUMENT MAY BE CREATED                       Title: Sr. Vice President
THROUGH THE TRANSFER AND POSSESSION                         -------------------
OF ANY COUNTERPART OTHER THAN                     OHM REMEDIATION SERVICES
COUNTERPART NO. 1.                                CORP. (Obligor)

                                                   By: /s/ Pamela K. M. Beall
                                                      -------------------------
                                                   Title: Treasurer
                                                         ----------------------